EXECUTION COPY

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made as of April 6, 2007, by and among Vistula Communications Services, Inc., a Delaware corporation (the “Company”), Oceana Partners, LLC, a Delaware limited liability company (“Oceana”) the purchasers signatory hereto (each a “Purchaser” and together the “Purchasers”), and Foley Hoag LLP, with an address at 155 Seaport Boulevard, Boston, Massachusetts 02210 (the “Escrow Agent”). Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement referred to in the first recital.

WITNESSETH:

WHEREAS, the Purchasers will be purchasing from the Company, severally and not jointly with the other Purchasers, in the aggregate, up to $2,500,000 in the aggregate, principal amount of 12% Convertible Notes (the “Notes”) on the Closing Date and Warrants as set forth in the Securities Purchase Agreement (the “Purchase Agreement”) dated the date hereof between the Purchasers and the Company, which securities will be issued under the terms contained herein and in the Purchase Agreement; and

WHEREAS, it is intended that the purchase of the securities be consummated in accordance with the requirements set forth in Regulation D promulgated under the Securities Act of 1933, as amended; and

WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the Subscription Amounts in escrow until the Escrow Agent has received the Release Notice in the form attached hereto from the Company and Oceana;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1

TERMS OF THE ESCROW

1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of up to $2,500,000 in the aggregate of Notes and Warrants as contemplated by the Purchase Agreement.

1.2. Upon the Escrow Agent’s receipt of the aggregate Subscription Amounts for the Closing into its master escrow account, together with executed counterparts of this Agreement, the Purchase Agreement and the Registration Rights Agreement, it shall telephonically advise the Company, or the Company’s designated attorney or agent and Oceana, of the amount of funds it has received into its master escrow account.

1.3. Wire transfers to the Escrow Agent shall be made as follows:

CITIZENS BANK
1 CITIZENS DRIVE
PROVIDENCE, RI 02915
ACCOUNT NAME: FOLEY HOAG LLP CLIENT FUNDS ACCOUNT
ABA ROUTING NO: 011500120
ACCT NO: 1133945985
SWIFT CODE (FOR INTERNATIONAL WIRES): CTZIUS33
REMARK: VISTULA/24979-9

1.4 The Company, promptly following being advised by the Escrow Agent that the Escrow Agent has received the Subscription Amounts for the Closing along with facsimile copies of counterpart signature pages of the Purchase Agreement, Registration Rights Agreement and this Agreement from each Purchaser, shall deliver to the Escrow Agent the certificates or instrument evidencing the Securities to be issued to each Purchaser at the Closing together with:

(a) the Company’s executed counterpart of the Purchase Agreement;

(b) the Company’s executed counterpart of the Registration Rights Agreement;

(c) the executed opinion of Company Counsel, in the form of Exhibit E to the Purchase Agreement; and

(d) the Company’s original executed counterpart of this Escrow Agreement.

1.5 In the event that the foregoing items are not in the Escrow Agent’s possession within five (5) Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the Subscription Amount for the Closing, then each Purchaser shall have the right to demand the return of their portion of the Subscription Amount.

1.6 Once the Escrow Agent receives a Release Notice in the form attached hereto as Exhibit X (the “Release Notice”) executed by the Company and Oceana it shall wire the aggregate Subscription Amounts per the written instructions of the Company and Oceana contained in the Release Notice.

1.7 Wire transfers to the Company shall be made pursuant to written instructions from the Company provided to the Escrow Agent on the date of the Purchase Agreement.

1.8 Once the funds (as set forth above) have been sent per the Release Notice instructions, the Escrow Agent shall then arrange to have the Purchase Agreement, the Notes, the Registration Rights Agreement, the Escrow Agreement, the Warrants, and the opinion of counsel delivered to the appropriate parties.

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ARTICLE II

MISCELLANEOUS

2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

2.2  All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

2.3  This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

2.4  This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

2.5  Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

2.6  The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

2.7  The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Purchaser and the Escrow Agent.

2.8  The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud or willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

2.9  The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

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2.10 The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

2.11 The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent. The Escrow Agent has acted as legal counsel for the Company, and may continue to act as legal counsel for the Company from time to time, notwithstanding its duties as the Escrow Agent hereunder. Oceana and the Purchasers consent to the Escrow Agent serving as Escrow Agent hereunder and as legal counsel for the Company and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. Oceana and the Purchasers understand that the Company and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

2.12 The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Purchasers. In the event of any such resignation, the Purchasers and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

2.13 If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

2.14 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefore

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2.15 The Company and each Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

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IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

VISTULA COMMUNICATIONS SERVICES, INC.

By: /s/ Rupert Galliers-Pratt
Name: Rupert Galliers-Pratt
Title: President and Chief Executive Officer

Oceana Partners LLC

By: /s/ Courtlandt G. Miller
Name: Courtlandt G. Miller
Title: Senior Managing Director

ESCROW AGENT:

FOLEY HOAG LLP

By: /s/ Paul Bork
Name: Paul Bork
Title: Partner

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASERS FOLLOW]

[SIGNATURE PAGE OF PURCHASERS TO VISTULA ESCROW AGREEMENT]

Name of Holder: JMG Capital Partners, LP
Signature of Authorized Signatory of Holder: /s/ Jonathan Glaser
Name of Authorized Signatory: Jonathan Glaser
Title of Authorized Signatory: Member Manager of the General Partner

[SIGNATURE PAGE OF PURCHASERS TO VISTULA ESCROW AGREEMENT]

Name of Holder: JMG Triton Offshore Fund, Ltd.
Signature of Authorized Signatory of Holder: /s/ Jonathan Glaser
Name of Authorized Signatory: Jonathan Glaser
Title of Authorized Signatory: Member Manager of the Investment Manager

[SIGNATURE PAGE OF PURCHASERS TO VISTULA ESCROW AGREEMENT]

Name of Holder: Bushido Capital Master Fund, LP
Signature of Authorized Signatory of Holder: /s/ Ronald S. Dagar
Name of Authorized Signatory: Ronald S. Dagar
Title of Authorized Signatory: Director

[SIGNATURE PAGE OF PURCHASERS TO VISTULA ESCROW AGREEMENT]

Name of Holder: JANA Piranha Master Fund, Ltd.
Signature of Authorized Signatory of Holder: /s/ Marc Lehmann
Name of Authorized Signatory: Marc Lehmann
Title of Authorized Signatory: Partner, JANA Partners LLC

[SIGNATURE PAGE OF PURCHASERS TO VISTULA ESCROW AGREEMENT]

Name of Holder: Little Wing LP
Signature of Authorized Signatory of Holder: /s/ Parker L. Quillen
Name of Authorized Signatory: Parker L. Quillen
Title of Authorized Signatory: Sole Managing Member, Quilcap Mgmt., LLC,
Quilcap Mgmt. LLC as Investment Manager

[SIGNATURE PAGE OF PURCHASERS TO VISTULA ESCROW AGREEMENT]

Name of Holder: Tradewinds Fund Ltd.
Signature of Authorized Signatory of Holder: /s/ Parker L. Quillen
Name of Authorized Signatory: Parker L. Quillen
Title of Authorized Signatory: Sole Managing Member, Quilcap Mgmt., LLC

[SIGNATURE PAGE OF PURCHASERS TO VISTULA ESCROW AGREEMENT]

Name of Holder: Betty B. Evans
Signature of Authorized Signatory of Holder: /s/ Betty B. Evans by Whitney S. Quillen her attorney in fact
Name of Authorized Signatory: Whitney S. Quillen
Title of Authorized Signatory: Power of Attorney (attorney in fact)

[SIGNATURE PAGE OF PURCHASERS TO VISTULA ESCROW AGREEMENT]

Name of Holder: GSSF Master Fund, LP
Signature of Authorized Signatory of Holder: : /s/ E. B. Lyon IV
Name of Authorized Signatory: E. B. Lyon IV
Title of Authorized Signatory: Authorized Agent

[SIGNATURE PAGE OF PURCHASERS TO VISTULA ESCROW AGREEMENT]

Name of Holder: Stratford Partners, LP
Signature of Authorized Signatory of Holder: /s/ Chad Comiteau
Name of Authorized Signatory: Chad Comiteau
Title of Authorized Signatory: General Partner

Exhibit X to
Escrow Agreement

RELEASE NOTICE

The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of April 6, 2007, among Vistula Communications Services, Inc., a Delaware corporation, Oceana Partners, LLC, a Delaware limited liability company and the Purchasers signatory thereto and Foley Hoag LLP, as Escrow Agent (the “Escrow Agreement”; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Securities set forth in the Securities Purchase Agreement have been satisfied. The Company and Oceana (on behalf of Purchasers) hereby confirm that all of their respective representations and warranties contained in the Purchase Agreement remain true and correct and authorize the release by the Escrow Agent of the funds and documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and Oceana.

Please release the funds in the form if wire transfers as follows:

Feldman Weinstein $7,500
BANK - Signature Bank
ABA NO - 026013576
ACCT NO. - 1500629025
ADDRESS - 29 West 38th Street
NY, NY 10018
ACCT NAME - FELDMAN WEINSTEIN & SMITH OPERATING  C
420 Lexington Avenue
NY, NY  10170

Oceana Partners LLC $52,000
Acct # 021-5034296-65
ABA # 021000021
Chase Bank
305 Seventh Avenue
New York, NY 10001
Contact: Kamar Collins
Tel: 212 627-8668

Vistula Communications Services, Inc. $2,440,500
CITIZENS BANK
FIVE CORNERS BRAINTREE
540 GRANITE STREET
BRAINTREE, MA 02184

CONTACT: RICHARD D. MEERS, BUSINESS BANKING OFFICER
BUSINESS BANKING GROUP
  +1-781-572-4257

ACCOUNT NUMBER 1133784604
ROUTING NUMBER FOR ACH TRANSACTION 211070175
ROUTING NUMBER FOR WIRE TRANSACTION 011500120
SWIFT CODE: CTZIUS33

This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this 6th day of April, 2007.

VISTULA COMMUNICATIONS SERVICES, INC.

By:	/s/Jared P. Taylor
Name: Jared P. Taylor
Title: Chief Financial Officer

OCEANA PARTNERS, LLC, on behalf of Purchasers

By:	/s/ Courtlandt G. Miller
Name: Courtlandt G. Miller
Title: Senior Managing Director